UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K



                            CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934




 Date of Report (Date of earliest event reported):  February 20, 2004




                           CoolSavings, Inc.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




    Delaware                 000-30199                36-4462895
---------------             -------------          -----------------
(State or other             (Commission            (IRS Employer
jurisdiction of             File Number)           Identification No.)
incorporation or
organization)




        360 North Michigan Ave., 19th Floor, Chicago, IL 60601
        ------------------------------------------------------
         (Address of principal executive offices and zip code)




  Registrant's telephone number, including area code:  (312) 224-5000

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On February 6, 2004, CoolSavings, Inc., a Delaware corporation ("CoolSavings") acquired the Targeted Marketing Services ("TMS") business line of ADS Alliance Data Systems, Inc., a Delaware corporation, (the "Seller"), pursuant to an Asset Purchase Agreement, dated as of February 6, 2004 (the "Purchase Agreement"), by and among CoolSavings, the Seller and Alliance Data Systems Corporation, a Delaware corporation and parent of the Seller (the "Seller Parent"). The Purchase Agreement is attached hereto as
Exhibit 2.1 and incorporated herein by reference. Pursuant to the Purchase Agreement, CoolSavings purchased the TMS technology, together with certain patent rights, consumer package goods (CPG) contracts, retail relationships and other assets related to the delivery of electronic customer loyalty programs(the "Acquisition"). In addition, CoolSavings has hired certain TMS managers and staff. This Acquisition was announced in a press release dated February 9, 2004, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The purchase price for the Acquisition was $100,000 in cash, and was determined through arms-length negotiation among CoolSavings, the Seller and the Seller's Parent. The funds used for the purchase price were provided by CoolSavings' existing working capital. In addition, in connection with the Acquisition, Company has released Seller from its obligations under a license agreement, which such license agreement has previously been disclosed by CoolSavings. Prior to the execution of the Purchase Agreement, neither CoolSavings nor any of its affiliates, nor any director or officer of CoolSavings or any associate of any such director or officer, had any material relationship with the TMS business, the Seller or the Seller Parent.

     The above description of terms of the Purchase Agreement is qualified in its entirety by reference to Exhibit 2.1.

     In connection with the Acquisition, CoolSavings and the Seller also entered into an agreement whereby the Company will provide CoolSavings with certain data hosting and facility services to support uninterrupted service during the transition of the TMS business from the Seller to CoolSavings, as more fully described in that certain Transition Services Agreement, dated as of February 6, 2004, by and between CoolSavings and the Seller. The Transition Services Agreement is attached hereto as Exhibit 2.2 and incorporated herein by reference.

     The TMS business offers frequent shopper card and paperless coupon solutions to grocery retailers and consumer packaged good (CPG) manufacturers. CoolSavings currently intends to continue to use the purchased assets in substantially the same manner in which they were used by the Seller immediately prior to the Acquisition.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

     (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     All required financial statements with respect to the acquired TMS business will be filed by amendment pursuant to Item 7(a)(4) within 60 days from the date on which this report is required to be filed.

     (b)   PRO FORMA FINANCIAL INFORMATION.

     All required pro forma financial information with respect to the acquired TMS business will be filed by amendment pursuant to Item 7(b)(2) within 60 days from the date on which this report is required to be filed.

     (c)   EXHIBITS.

     The following exhibits are filed as part of this report:

Exhibit
  No.      Description
-------    -----------

  2.1* Asset Purchase Agreement, dated as of February 6, 2004, by and among CoolSavings, Inc., ADS Alliance Data Systems, Inc. and Alliance Data Systems Corporation.

  2.2 Transition Services Agreement, dated as of February 6, 2004, by and between CoolSavings, Inc. and ADS Alliance Data Systems, Inc.

  99.1     CoolSavings' Press Release, dated February 9, 2004


           * Except for the Transition Services Agreement, the exhibits and schedules to the Asset Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.
     CoolSavings will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COOLSAVINGS, INC.



                                  By:  /s/ Matthew Moog
                                       ------------------------
                                       Matthew Moog
                                       President and
                                       Chief Executive Officer





Dated:  February 20, 2004